Exhibit 99.1

CERTIFICATION UNDER SECTION 906
OF THE
SARBANES-OXLEY ACT OF 2002

          In connection with the quarterly report on Form 10-Q, (the “Report”), of Triton PCS Holdings, Inc. (the “Company”) for the period ended March 31, 2003, as filed with the Securities and Exchange Commission as of the date hereof, I, Michael E. Kalogris, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

          (1)     the Report fully complies with the requirements of Section 13(a) or 15(d), as appropriate, of the Securities Exchange Act of 1934, as amended; and

          (2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael E. Kalogris

Name: Michael E. Kalogris
Title: Chief Executive Officer
Date: May 15, 2003

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